The UBS Funds	Supplement

The UBS Funds
UBS Global Frontier Fund

October 15, 2013

Dear Investor,

The Board of Trustees of The UBS Funds approved a name change and investment strategy modifications for the UBS Global Frontier Fund (the “Fund”) that will become effective on or about October 28, 2013.  UBS Global Asset Management (Americas) Inc. (the “Advisor”) believes these modifications will better align the Fund’s investment strategies with its view of market opportunities, better position it from a competitive standpoint, and result in better risk-adjusted returns for the Fund as a whole.

Highlights
•	The Fund’s name will change from UBS Global Frontier Fund to UBS Asset Growth Fund.
•	The Fund will employ a managed volatility strategy to target a defined and stable level of portfolio risk.
•	Richard Lloyd and Luke Browne will be added as portfolio managers for the Fund.

What will change
•	The Fund’s name will change to UBS Asset Growth Fund to better reflect its underlying investment strategy.
•
The Advisor will employ an asset allocation strategy that seeks to achieve a return over the long term similar to the MSCI World Free Index (net), but with more stable volatility.  As part of the Fund’s asset allocation strategy, the Advisor will invest the Fund’s assets into third party passively-managed exchanged traded funds (ETFs) to gain exposure to equity, fixed income, and alternative asset class securities, including, but not limited to, indirect real estate securities located within and outside the United States.  The Fund’s assets will be primarily invested into passive index components and derivatives, including but not limited to futures and swaps, but also may invest directly in individual securities.

•
The Fund will incorporate a managed volatility feature that seeks to control portfolio volatility to a target of 15% annually. Volatility is a risk measurement that measures the relative rate at which the price of a security moves up and down and is typically determined by calculating the annualized standard deviation of the daily change in price. Commonly, the higher the volatility the greater the risk of the security.  It should be noted that while the Advisor will attempt to manage the Fund’s volatility, there can be no guarantee that the Fund will achieve its target and the actual volatility may be higher or lower than 15% over any period.

•
The Advisor will adjust the Fund’s exposure to markets in response to changes in the volatility of the Fund’s investments.  The Fund may without limitation allocate assets to cash or short-term money market instruments as well as derivatives in order to reduce exposure to riskier assets during periods of increasing market risk.  When volatility declines, the Fund may move assets out of cash and back into riskier assets.  As part of its attempt to manage the Fund’s volatility exposure, the Advisor may make significant investments in index futures, options, or other derivative instruments designed to achieve both long and short exposure to asset markets.  The Fund will employ a maximum exposure target of up to 175% of fund assets.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

ZS-639